Time Deposits	12 Months Ended
Dec. 31, 2021
Time Deposits
Time Deposits

Note 6:   Time Deposits

Time deposits in denominations of $250,000 or more were $4.4 million at December 31, 2021 and $7.8 million at December 31, 2020. At December 31, 2021, the scheduled maturities of time deposits are as follows:

(In thousands)
Due during the year ending December 31,
2022	$36,815
2023	11,755
2024	5,430
2025	1,516
2026	366
Thereafter	360
$56,242